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                                                                EXHIBIT 10.3(h))




          PriceSmart, Inc.                                        [Memorandum]
          4649 Morena Blvd.
          San Diego, CA  92117
          Tel 858 581-7485
          Fax 858 581-4707


PriceSmart [Logo]


          To:     Bob Gans

          From:   Gil Partida       /s/ GP

          Re:     SALARY INCREASE

          Date:   October 16, 2001




          With reference to your Employment Agreement, this Memorandum will confirm that effective September 1, 2001, your annual base salary increased by $20,000, to $200,000.